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                                                                    Exhibit 23.1

                         Consent of Arthur Andersen LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports (i) dated June 4, 1998, on Form 10-K for the fiscal year ended March 31, 1998 and (ii) dated May 7, 1998, on Form 8-K, dated July 14, 1998, and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP


/s/ Arthur Andersen LLP

Cleveland, Ohio
June 30, 1999.